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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-84211) of E-Loan, Inc. of our report dated March 10, 2000, relating to the financial statements, which appears in this Form 10-K.



PRICEWATERHOUSECOOPERS LLP
---------------------------------
PricewaterhouseCoopers LLP


San Francisco, California
March 27, 2000